Equity Method Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments [Abstract]
Equity Method Investments

9.    Equity Method Investments

The carrying amount of equity method investments at December 31 of each year consisted of the following (in millions):

	Janssen AI	Proteostasis	Alkermes plc	Total
January 1, 2010	$235.0	$—	$—	$235.0
Net loss on equity method investments	(26.0)	—	—	(26.0)

December 31, 2010	209.0	—	—	209.0
Addition	—	20.0	528.6	548.6
Net loss on equity method investments	(78.4)	(2.7)	(0.7)	(81.8)

December 31, 2011	$130.6	$17.3	$527.9	$675.8

Janssen AI

In September 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer). Johnson & Johnson also committed to fund up to $500.0 million towards the further development and commercialization of the AIP to the extent the funding is required by the collaboration. In the event that either an AIP product reaches market and Janssen AI is in a positive operating cash flow position, or the AIP is terminated before the initial $500.0 million funding commitment has been drawn down, Johnson & Johnson is not required to contribute the full $500.0 million. Any required additional expenditures in respect of Janssen AI's obligations under the AIP collaboration in excess of the initial $500.0 million funding commitment is required to be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of $400.0 million in total. Based on current spend levels, we anticipate that we will be called upon to provide funding to Janssen AI commencing in the second quarter of 2012. In the event that further funding is required beyond the $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. If we fail to provide our share of the $400.0 million commitment or any additional funding that is required for the development of the AIP, and if Johnson & Johnson elects to fund such an amount, our interest in Janssen AI could, at the option of Johnson & Johnson, be commensurately reduced.

In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI. In general, Elan is entitled to a 49.9% share of all net profits generated by Janssen AI beginning from the date Janssen AI becomes net profitable and certain royalty payments upon the commercialization of products under the AIP collaboration.

As of December 31, 2011, the carrying value of our Janssen AI equity method investment of $130.6 million (2010: $209.0 million) is approximately $185 million (2010: $120 million) below our share of Janssen AI's reported book value of its net assets. This difference relates to the lower estimated value of Janssen AI's AIP assets when the equity method investment was initially recorded, and the asset created by the Johnson & Johnson $500.0 million contingent funding commitment. In relation to the AIP assets, in the event that an AIP product reaches market, our proportionate share of Janssen AI's reported results will be adjusted over the estimated remaining useful lives of those assets to recognize the difference in the carrying values. In relation to the Johnson & Johnson contingent funding commitment asset, the differences in the carrying values is being amortized to the Consolidated Statement of Operations on a pro rata basis; based on the actual amount of Janssen AI losses that are solely funded by Johnson & Johnson in each period as compared to the total $500 million, which is the total amount we estimate will be solely funded by Johnson & Johnson.

During 2011, we recorded amortization expense of $50.9 million (2010: $26.0 million; 2009: $Nil) related to the basis differences between the cost of our equity method investment and the amount of our underlying equity in Janssen AI's reported net assets.

Under the equity method, investors are required to recognize their share of the earnings or losses of an investee in the periods for which they are reported in the financial statements of the investee as this is normally considered an appropriate means of recognizing increases or decreases in the economic resources underlying the investments. However, Johnson & Johnson has committed to wholly fund up to an initial $500.0 million of development and commercialization expenses incurred by Janssen AI so the recognition by Elan of a share of Janssen AI losses that are solely funded by Johnson & Johnson's $500.0 million commitment would result in an inappropriate decrease in Elan's share of the economic resources underlying the investment in Janssen AI. Accordingly, until the $500.0 million funding commitment is fully utilized, we have applied the HLBV method to determine how an increase or decrease in net assets of Janssen AI affects Elan's interest in the net assets of Janssen AI on a period by period basis. Under the HLBV method, an investor determines its share of the earnings or losses of an investee by determining the difference between its claim on the investee's book value at the end and beginning of the period. After adjusting for the basis differences described above, Elan's claim on Janssen AI's book value as of December 31, 2011 was $117.3 million (2010: $117.3 million).

The net loss on the Janssen AI equity method investment for the year ended December 31, 2011 of $78.4 million (2010: $26.0 million; 2009: $Nil) was comprised of amortization expense of $50.9 million (2010: $26.0 million; $2009: $Nil) related to the basis differences described above and $27.5 million (2010: $Nil; 2009: $Nil) to correct an immaterial error from prior periods relating to our accounting for our equity method investment in Janssen AI.

As of December 31, 2011, the remaining unspent amount of the initial $500.0 million funding commitment was $57.6 million (2010: $272.0 million).

Summarized balance sheet amounts of Janssen AI are presented below at December 31 of each year (in millions):

	2011	2010
Current assets	$12.9	$14.3
Non-current assets	$688.6	$688.7
Current liabilities	$60.2	$34.5
Non-current liabilities	$8.9	$9.0

Summarized income statement amounts of Janssen AI is presented below for the years to December 31, 2011 and 2010 and for the period from September 17, 2009 (the date we acquired the equity interest in Janssen AI) to December 31, 2009 (in millions):

	2011	2010	2009
R&D expenses for the year/period	$185.3	$141.2	$36.0
Net loss for the year/period	$216.3	$173.6	$47.0

Alkermes plc

In connection with the divestment of our EDT business on September 16, 2011, we received 31.9 million ordinary shares of Alkermes plc, which represented approximately 25% of the equity of Alkermes plc at the close of the transaction. Our equity interest in Alkermes plc was recorded as an equity method investment on the Consolidated Balance Sheet at a carrying amount of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction. The carrying amount is approximately $300 million higher than our share of the book value of the net assets of Alkermes plc. Based on our preliminary assessment of the fair value of the net assets of Alkermes plc on the date of the transaction, this difference principally relates to identifiable intangible assets and goodwill attributable to the Alkermes, Inc. business prior to its acquisition of EDT. We recognize our share of the earnings or losses of Alkermes plc on a one-quarter time lag as Alkermes plc's financial information is generally not publicly available when we report our quarterly and annual results.

For the year ended December 31, 2011, we recorded a net loss on the equity method investment of $0.7 million on a one- quarter time lag basis, representing our share of the net losses of Alkermes plc from the date of acquisition of the equity interest on September 16, 2011 through September 30, 2011.

Summarized financial information of Alkermes plc (as reported by Alkermes plc) as of September 30, 2011 is presented below (in millions).

2011
Current assets	$355.7
Non-current assets	$1,148.4
Current liabilities	$0.9
Non-current liabilities	$504.1

For additional information on the EDT transaction with Alkermes, Inc. refer to Note 5.

Proteostasis

In May 2011, we entered into a strategic business relationship with Proteostasis to advance Proteostasis' platform for the discovery and development of disease-modifying, small molecule drugs and diagnostics for the treatment of neurodegenerative disorders such as Parkinson's disease, Huntington's disease, MS, amyotrophic lateral sclerosis, and a broad array of dementia-related diseases including Alzheimer's.

Under terms of the agreement, we invested $20.0 million into equity capital of Proteostasis and became a 24% shareholder. We have the opportunity to invest an additional $30 million in collaboration funding over five years and obtained a right of first negotiation to exclusively license potential compounds. Elan CEO, Kelly Martin, has joined the Board of Directors of Proteostasis and Elan Chief Scientific Officer, Dale Schenk, has joined its Scientific Advisory Board.

Our $20.0 million equity interest in Proteostasis has been recorded as an equity method investment on the Consolidated Balance Sheet. The net loss recorded on the equity method investment in 2011 was $2.7 million, representing our share of the net losses of Proteostasis from the date of acquisition of the equity interest on May 20, 2011 through December 31, 2011.